UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 25, 2021

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 25, 2021, Lipocine Inc., (the “Company”) commenced an underwritten public offering of its common stock (the "Offering") pursuant to its effective shelf registration statement (File No. 333-250072) declared effective by the Securities and Exchange Commission (the “SEC”) on November 23, 2020.

On January 25, 2021, the Company issued a press release announcing the commencement of the Offering. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cash and Cash Equivalents

As of December 31, 2020, the Company had cash and cash equivalents of $24.7 million, of which $5 million is in restricted cash. In addition, from October 1, 2020 through January 20, 2021, the Company sold 5,223,100 shares of common stock for net proceeds of $7.8 million from its at-the-market program established under the Controlled Equity OfferingSM Sales Agreement, dated March 6, 2017, by and between the Company and Cantor Fitzgerald & Co.

These amounts reflect the Company’s estimates based solely upon information available to the Company as of the date of this Current Report on Form 8-K, are not a comprehensive statement of the Company’s financial results or position as of or for the quarter ended December 31, 2020 or the period from January 1, 2021 to January 25, 2021, and have not been audited, reviewed or compiled by the Company’s independent registered public accounting firm. The Company’s financial closing procedures for the quarter ended December 31, 2020 and the first quarter ended March 31, 2021 are not yet complete and, as a result, the Company’s final results upon completion of the Company’s closing procedures may vary from these preliminary estimates, and any such differences may be material.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including, but not limited to, statements regarding the Company’s preliminary estimates of cash and cash equivalents as of December 31, 2020 and statements regarding the Offering. Forward-looking statements are typically, but not always, identified by the use of words such as “may,” “would,” “believe,” “intend,” “plan,” “anticipate,” “estimate,” “expect,” and other similar terminology. Forward-looking statements are based on current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it, and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from the expectations set forth in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures, risks associated with market conditions, risks and uncertainties associated with the Company’s business and finances in general, risks associated with the COVID-19 global pandemic, as well as other risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with the SEC. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

Item 8.01	Other Events.

The information included in Item 2.02 of this Current Report on Form 8-K is also incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	January 25, 2021	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer